MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.


               Supplement dated March 11, 1996 to
              the Prospectus dated October 30, 1995



     On March 11, 1996, the Fund issued 1,000 shares of Auction Market Preferred Stock, Series A ("AMPS(registered trademark)") for an aggregate of $25,000,000, representing approximately 26% of the Fund's capital at that date. The Fund may issue additional shares of AMPS on a continuing basis so that the aggregate amount of outstanding shares of AMPS will represent up to approximately 35% of the Fund's capital.


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(Registered Trademark) Registered trademark of Merrill Lynch & Co., Inc.


Code # 18302-1095ALL